                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT



     GENERAL CABLE CORPORATION

         We consent to the incorporation by reference in Registration Statements No. 333-28965, 333-31865, 333-31867, 333-31869, and 333-31871 of General Cable
Corporation on Forms S-8 of our report dated January 28, 1999 appearing in this Annual Report on Form 10-K of General Cable Corporation for the year ended December 31, 1998.


DELOITTE & TOUCHE LLP
Cincinnati, Ohio
March 23, 1999